CEO Energy-Power Conference Barclays Todd Stevens| President & CEO| New York, NY| September 6-8, 2016

Barclays 2016 Forward-Looking / Cautionary Statements This presentation contains forward-looking statements that involve risks and uncertainties that could materially affect our expected results of operations, liquidity, cash flows and business prospects. Such statements specifically include our expectations as to our future financial position, drilling and workover program, production, projected costs, future operations, hedging activities, future transactions, planned capital investments and other guidance. Actual results may differ from anticipated results, sometimes materially, and reported results should not be considered an indication of future performance. For any such forward-looking statement that includes a statement of the assumptions or bases underlying such forward-looking statement, we caution that, while we believe such assumptions or bases to be reasonable and make them in good faith, assumed facts or bases almost always vary from actual results, sometimes materially. Factors (but not necessarily all the factors) that could cause results to differ include: commodity price fluctuations; the ability of our lenders to limit our borrowing capacity; other liquidity constraints; the effect of our debt on our financial flexibility; limitations on our ability to enter efficient hedging transactions; insufficiency of our operating cash flow to fund planned capital expenditures; faster than expected production decline rates; inability to implement our capital investment program; inability to replace reserves; inability to obtain government permits and approvals; inability to monetize selected assets; restrictions and changes in restrictions imposed by regulations including those related to our ability to obtain, use, manage or dispose of water or use advanced well stimulation techniques like hydraulic fracturing; risks of drilling; tax law changes; competition with larger, better funded competitors for and costs of oilfield equipment, services, qualified personnel and acquisitions; the subjective nature of estimates of proved reserves and related future net cash flows; risks related to our disposition and acquisition activities; restriction of operations to, and concentration of exposure to events such as industrial accidents, natural disasters and labor difficulties in, California; the recoverability of resources; concerns about climate change and air quality issues; lower-than-expected production from development projects or acquisitions; catastrophic events for which we may be uninsured or underinsured; effects of litigation; cyber attacks; operational issues that restrict market access; and uncertainties related to the Spin-off and the agreements related thereto. Material risks are further discussed in “Risk Factors” in our Annual Report on Form 10-K and subsequent 10Qs available on our website at crc.com. Words such as "aim," "anticipate," "believe," "budget," "continue," "could," "effort," "estimate," "expect," "forecast," "goal," "guidance," "intend," "likely," "may," "might," "objective," "outlook," "plan," "potential," "predict," "project," "seek," "should," "target, "will" or "would" or similar expressions that convey the prospective nature of events or outcomes generally indicate forward-looking statements. Any forward-looking statement speaks only as of the date on which such statement is made and CRC undertakes no obligation to correct or update any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by applicable law. Some of the data in this presentation is from external sources as noted. While we believe it is accurate, we have not independently verified the data and do not represent or warrant that it is accurate, complete or reliable. This presentation includes financial measures that are not in accordance with United States generally accepted accounting principles (“GAAP”), including PV-10 and adjusted EBITDAX. While management believes that such measures are useful for investors, they should not be used as a replacement for financial measures that are in accordance with GAAP. For a reconciliation of adjusted EBITDAX and PV-10 to the nearest comparable measure in accordance with GAAP, please see the Appendix. 2

Barclays 2016 Cautionary Statements Regarding Hydrocarbon Quantities We have provided internally generated estimates for proved reserves and aggregated proved, probable and possible reserves (“3P Reserves”) as of December 31, 2015 in this presentation, with each category of reserves estimated in accordance with SEC guidelines and definitions, though we have not reported all such estimates to the SEC. As used in this presentation: • Probable reserves. We use deterministic methods to estimate probable reserve quantities, and when deterministic methods are used, it is as likely as not that actual remaining quantities recovered will exceed the sum of estimated proved plus probable reserves. • Possible reserves. We use deterministic methods to estimate possible reserve quantities, and when deterministic methods are used to estimate possible reserve quantities, the total quantities ultimately recovered from a project have a low probability of exceeding proved plus probable plus possible reserves. The SEC prohibits companies from aggregating proved, probable and possible reserves estimated using deterministic estimation methods in filings with the SEC due to the different levels of certainty associated with each reserve category. Actual quantities that may be ultimately recovered from our interests may differ substantially from the estimates in this presentation. Factors affecting ultimate recovery include the scope of our ongoing drilling program, which will be directly affected by commodity prices, the availability of capital, regulatory approvals, drilling and production costs, availability of drilling services and equipment, drilling results, lease expirations, transportation constraints and other factors; actual drilling results, which may be affected by geological, mechanical and other factors that determine recovery rates; and budgets based upon our future evaluation of risk, returns and the availability of capital. We use the term “oil-in-place” and “resource inventory” in this presentation to describe estimates of potentially recoverable hydrocarbons remaining in the applicable reservoir. These resources are not proved reserves in accordance with SEC regulations and SEC guidelines restrict us from including these measures in filings with the SEC. These have been estimated internally without review by independent engineers and may include shale resources which are not considered in most older, publicly available estimates. Actual recovery of these potential resource volumes is inherently more speculative than recovery of estimated reserves and any such recovery will be dependent upon future design and implementation of a successful development plan and the actual geologic characteristics of the reservoirs. Management’s estimate of original hydrocarbons in place includes historical production plus estimates of proved, probable and possible reserves and a gross resource estimate that has not been reduced by appropriate factors for potential recovery and as a result differs significantly from estimates of hydrocarbons that can potentially be recovered. “Resource inventory” includes contingent resources as well as prospective resources that are estimated as part of Management’s planning activity. Ultimate recoveries will be dependent upon numerous factors including those noted above. 3

Barclays 2016 NY00813G / 589203_1.WOR Sacramento Basin 14 MMBoe Proved Reserves 6 MBoe/d production San Joaquin Basin 451 MMBoe Proved Reserves 99 MBoe/d production Ventura Basin 47 MMBoe Proved Reserves 8 MBoe/d production Los Angeles Basin 132 MMBoe Proved Reserves 31 MBoe/d production World-Class Resource Base  Operate in 4 of 12 largest fields in the continental U.S.  644 MMBoe proved reserves  144MBoe/d production, 77% liquids  2.4 million net acres with significant mineral interest  Low, flattening decline rate Positioned to Grow as Prices Increase  Internally funded capital program designed to live within cash flow and drive growth  Operating flexibility across basins and drive mechanisms to optimize growth through commodity price cycles  Increasing crude oil mix improves margins  Deep inventory of high return projects Capital Structure  Reduced spin-off debt by over $1.4 billion from peak  Clear financial runway into 2018  Increased hedge positioning CRC’s Large Resource Base with Advantaged Infrastructure Reserves as of 12/31/15; Production figures reflect average 1H 2016 rates. 4

Barclays 2016 2015 Net Proved Reserves (MMBoe) 644 2015 % Oil – Net Proved1 72% Pre-Tax Proved PV-10 ($ billion)2 5.1 2015 Avg. Net Production (MBoe/d) 160 2015 % Oil Production 65% 2015 Net Acreage (million acres) 1 2.4 2015 Identified Gross Locations1 23,450 1 As of 12/31/15. Drilling locations exclude 6,400 gross prospective locations. 2 See Appendix for reconciliation to GAAP. Figures shown are full year 2015, unless otherwise noted. San Joaquin Basin Los Angeles Basin Ventura Basin Sacramento Basin 2015 Net Proved Reserves (MMBoe) 451 132 47 14 2015 % Proved Developed 72% 80% 77% 100% 2015 % Liquids – Net Proved 1 78% 98% 89% 0% 2015 Avg. Net Production (MBoe/d) 110 34 9 7 2015 % Oil Production 58% 100% 67% 0% 2015 Net Acreage (million acres) 1 1.6 <0.1 0.3 0.5 2015 Identified Gross Drilling Locations 1 19,150 1,650 1,500 1,150 Diverse Assets with Flexible Development Opportunities • Diversity of basins, drive mechanisms • Predictable production, low decline rates • Multiple stacked reservoirs • Development targets include repeatable projects with low technical risk 5

Barclays 20166 2016 Strategic Focus • Protect the Base • Defend our Margins • Deleverage the Balance Sheet for Flexibility • Prepare for Change in Cycle

Barclays 2016 History of Proactive Strategic Decisions 7 Swift, decisive actions have positioned company through the commodity downturn. Proactive discussions with lenders and solid asset base provide line of sight to a recovery and an actionable inventory. 0 10 20 30 0 30 60 90 120 Jul-14 Oct-14 Jan-15 Apr-15 Jul-15 Oct-15 Jan-16 Apr-16 Jul-16 Oct-16 C R C D rilli n g Ri g C o u n t B re n t C ru d e Oil P rice ($ /B b l) * Oil Price CRC Rig Count Under OXY SPIN-OFF 4 3 2 1 4 *As of 8/17/16 5 3 3 1. Cut rig count/began hedging 4. Deleveraging Transactions 2. Cut 2015 Capital Budget 5. Increasing activity, invest within Cash Flow 3. Bank Amendments 4 4 3 3

Low Decline Asset Base Requires Low Levels of D&C* Capital



Production By Stream (MBoe/d)
MBoe/d
159 MBoe/d
160 MBoe/d
99 MB/d
104 MB/d
Up ~5% With Only <$200MM D&C + Workover Capital Investment
Down ~12-14% With Only ~$25MM D&C + Workover Capital Investment
FY 2014
FY 2015
FY 2016E
Oil
NGL
Gas
Guidance

Rich asset portfolio and thoughtful capital allocation deliver high margin production and operational flexibility through the price cycle

- Conventional assets with long production life and relatively low decline rates
- Large inventory of conventional, repeatable, development projects with low technical risk

Application of modern technologies produces margin improvement and growth opportunities

- Deferring many high-return project opportunities until prices rise
- Identifying investments that meet our VCI threshold through commodity price cycles
- Sophisticated well surveillance

*D&C = Drilling and Completion

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CALIFORNIA RESOURCES CORPORATION

Barclays 2016 Asset Base Preserves Value 9 • Based on 7/1/2016 proved reserve report run* • Strip prices as of 7/22/2016 • No capital invested beyond proved developed reserves • No value included for non-proved or non-borrowing base assets Total Proved (Strip) 2016 2017** 2018** 2019** 2020** 2021** Oil Brent $/Bbl $46.80 $50.32 $53.67 $56.24 $58.36 $60.22 Gas $/Mcf $2.96 $3.12 $3.00 $3.01 $3.07 $3.18 NGL $/Bbl $18.72 $20.13 $21.47 $22.50 $23.35 $24.09 Rolled-Forward Price Adjusted PV-10 ($MM) $6,319 $6,228 $6,300 $6,285 $6,309 $5,978 Estimated % PV-10 attributed to PDP 70% 68% 62% 57% 52% 50% * Non SEC reserve case; YE 2015 reserves adjusted to reflect 2016 LOE levels less production to 7/1/16. ** Adjusted from 2016 Proved reserve report run for price and production at current decline rate.

Barclays 2016 NAV1 Well in Excess of Market Value 10 1 Current CRC estimate of Net Asset Value applying a 15% tax rate. 2 Resource inventory comprises probable, possible, contingent reserves and prospective resources. Contingent reserves reflect technically proven reserves that are not economic at current strip pricing. Prospective resources and other contingent reserves consist of volumes identified through limited life-of-field planning completed to date. 3 Land & Infrastructure includes value of undeveloped surface and fee interests, facilities and midstream. For facilities and midstream, assumes 50% of estimated replacement value of assets. 4 Calculated using June 30, 2016 pro forma debt at par and market cap as of 8/15/16. Land & Infrastructure3 PDP Value Proved Value Resource Inventory2 $0 $2,000 $4,000 $6,000 $8,000 $10,000 $12,000 $14,000 $16,000 $18,000 $20,000 Strip Price 8/23 $65 Brent $75 Brent ($MM ) Land & Infrastructure PDP Value Proved Value Resource Inventory Current EV of $5.9 Bn4

Capital Allocation Strategies with Improving Strip

Base Case Pricing*



Capital
Investments
Steamfloods & Waterfloods
Conventional

- Investment balanced against deleveraging opportunities with goal of high single-digit production growth
- Existing Core Areas
- Focus on 2-3 Growth Areas
  - Elk Hills Analogs
  - Elk Hills Adjacent Areas
  - Heavy Oil
- Joint Venture opportunities

Bull Case Pricing*



Capital
Investments
Steamfloods and Waterfloods
Conventional
Unconventional and Other

- Double-digit growth possible if supported by price outlook, while sustaining balance sheet objectives
- Core Areas + Growth Areas
- 3+ High Impact Growth Areas Identified
- Joint Venture opportunities
- Exploration

* Base Case Pricing assumes $65 Brent and Bull Case Pricing assumes $80+ Brent oil price.

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CALIFORNIA RESOURCES CORPORATION

Barclays 2016 $94 $55 $64 $51 $45 $35 $47 $47 0 10 20 30 40 50 60 70 80 90 100 $0 $1,000 $2,000 $3,000 $4,000 $5,000 $6,000 $7,000 10/1/14 3/31/15 6/30/15 9/30/15 12/31/15 3/31/16 6/30/16 6/30/16 Pro Forma B re n t Oil ($ /B b l) Total D eb t ($ M M ) Total Debt Long Term Notes Term Loan Revolving Credit Facility Brent Oil Price Reduced Debt by Over $1.4 Billion to Date 12 • Reduced debt from the post-spin peak through debt exchanges, open market repurchases of bonds, a cash tender for bonds and free cash flow. • Long-term debt target leverage ratio of less than 3x on a mid -cycle basis. * Using mid-second quarter 2015 peak debt

Barclays 2016 6,765* 5,315 4,000 5,000 6,000 7,000 2Q15 Debt Exchange for 2L Open Market Repurchases Equity for Debt Exchange Cash Tender Operating Cash Flow Pro Forma To ta l D e b t ($ MM ) Significant Debt Reduction From Post-Spin Peak Executed on best available deleveraging options with lowest persistent cost to the income statement and on a per share basis 13 Cumulative Debt Reduction Total Total Net Principal Reduction $535 million $110 million $80 million $625 million $100 million $1,450 million Annual Income Statement Effect (Annualized Interest) +$22 million -$6 million -$4 million +$27 million -$3 million $36 million * Represents mid-second quarter peak debt

Barclays 2016 Living within Cash Flow Plus Additional Liquidity 14 Based on our current capital program and at current price levels, we believe that we will have sufficient liquidity for the rest of this year, all of 2017 and well into 2018. Consensus2 EBITDA Consensus2 EBITDA Revolver Availability 1 Revolver Availability 1 Annual Cash Interest Annual Cash Interest Term Loan Amortization Term Loan Amortization HSE Capital Investment HSE Capital Investment Credit Amendment CapEx 2 $0 $200 $400 $600 $800 $1,000 $1,200 $1,400 2016E 2016E 2017E 2017E ($MM ) 2 1 Effective May 2, 2016, the borrowing base under our Credit Facilities was reaffirmed at $2.3 billion. As of June 30, after the pro forma effect of the 5th amendment, we would have had the ability to incur total borrowings under the RCF of $1.4 billion less outstanding amounts (or approximately ~$460MM), subject to compliance with our quarterly financial covenants. 2 As of 8/17/16. 3 CRC’s investment budget for 2017 is currently limited by our credit facility up to $250 million plus carry-over of unspent 2016 investment. CRC has not set a 2017 budget at this time; the Capital Investment reflects current maximum level in CRC’s 5th Credit Amendment provision. 1 1 3 2

Barclays 2016 Sophisticated Well Surveillance Enhances Base 15 0 1,000 2,000 3,000 4,000 5,000 6,000 7,000 8,000 9,000 G ro ss B /d Continued Improvement in Downtime Since Spin Well Servicing Surface Reservoir Drilling

Workover Activity Supports Base Production


60
50
40
30
20
10
0
Rig Count
180
160
140
120
100
80
60
40
20
0
MBoe/d
Sep-14
Oct-14
Nov-14
Dec-14
Jan-15
Feb-15
Mar-15
Apr-15
May-15
Jun-15
Jul-15
Aug-15
Sep-15
Oct-15
Nov-15
Dec-15
Jan-16
Feb-16
Mar-16
Apr-16
May-16
Jun-16
Jul-16E
Aug-16E
Sept-16E
Oct-16E
Nov-16E
Dec-16E
Workover rigs
Drilling rigs
Production

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CALIFORNIA RESOURCES CORPORATION

Barclays 2016 $- $2.00 $4.00 $6.00 $8.00 $10.00 $12.00 $14.00 $16.00 $18.00 1Q 15 2Q 15 3Q 15 4Q 15 1Q 16 2Q 16 P ro d u ct io n C o st s ($ /B o e) Steam Injectant Gas Plant Expense Energy Supports and Other Downhole Maintenance Workovers/Well Enhancement Surface Operations and Maintenance Pipeline/Transportation 17 Continued Operating Cost Reductions and Efficiencies Defend Margins 1H 2016 Avg: $14.21 2015 Avg: $16.30 Down $2.09/Boe Or ~13% decrease

San Joaquin Basin

Overview

- Oil and gas discovered in the late 1800s
- Accounts for ~69% of CRC production
- ~25 billion barrels OOIP in CRC fields[1]
- Cretaceous to Pleistocene sedimentary section (>25,000 feet)
- Source rocks are organic rich shales from Moreno, Kreyenhagen, Tumey, and Monterey Formations
- Thermal techniques applied since 1960s

Key Assets

- 1H 2016 average net production of 99 MBoe/d (59% oil)
- Elk Hills is the flagship asset (~58% of CRC San Joaquin production)
- Two core steamfloods - Kern Front and Lost Hills
- Early stage waterfloods at Buena Vista and Mount Poso

Basin Map


Kettleman
Lost Hills
Mt Poso
Kern Front
Elk Hills
Buena Vista
Pleito Ranch
-Legend-
CRC Land
Oil Fields
Gas Fields

[1] Information based on CRC internal estimates; includes shales which are not considered in most older, publicly available estimates.

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CALIFORNIA RESOURCES CORPORATION

Barclays 2016 0 200 400 600 800 1,000 1,200 0 10 20 30 40 50 60 70 80 90 2010 2011 2012 2013 2014 2015 1H 2016 N et D ev el o pme n t Ca p it al ( $MM ) To ta l P ro d u ct io n ( MBo e/d ) Net Production (MBoe/d) Net Development Capital ($MM) CRCPre Spin-off Elk Hills - Resilient Asset Base 19

Barclays 2016 Effective Management of Elk Hills Field Operating Costs 20 136,000 94,000 68,000 54,000 - 20,000 40,000 60,000 80,000 100,000 120,000 140,000 160,000 2012 2014 2015 1H 2016 O p er ati n g Co st / We ll ($ /w ell ) Elk Hills Field - Opex per Well 10 11 12 13 14 15 16 2012 2014 2015 1H 2016 W ater - Oil R ati o (W O R ) Elk Hills Field Water-Oil Ratio (WOR) $16.46 $14.31 $11.11 $9.79 2,000 2,500 3,000 3,500 4,000 4,500 5,000 $- $2.00 $4.00 $6.00 $8.00 $10.00 $12.00 $14.00 $16.00 $18.00 2012 2014 2015 1H 2016 We ll Co u n ts O p er ati n g Co st ($ /Bo e) Elk Hills Field - Opex, $/Boe Opex, $/boe Well Counts *Transition from primary to secondary production in Elk Hills has been occurring during this period.

Barclays 2016 Elk Hills Adjacent Field: Buena Vista Field Development 21 2500 TVD 2750 3000 3250 3750 4000 4250 3500 B V S ha le B V W at e rf loo d Effective Production Management • Current net production of ~10,000 Boe/d (no rigs since 2014) • Surveillance with modern tools • Daily exception reports/weekly pattern reviews • Bi-annual update of life of field plan Operational Efficiencies/Cost Reduction • Using produced water from shale wells as injection water in waterflood (WF) • Switched to Elk Hills power resulting in 60% reduction in yearly energy cost Development Opportunities • 250 unconventional unproven drilling locations and 180 WF patterns in development inventory • Potential to more than double field production from 10,000 boepd with full field development • Exploration discovery in 2012 - average IP for 5 wells 500 B/d $50.94 $20.31 $19.78 $13.54 $11.48 $0.00 $15.00 $30.00 $45.00 $60.00 2012 2013 2014 2015 2016 Opex/Boe Other Opex $/Boe Energy - $/Boe Total OPEX - $/Boe 42% reduction post spin

Barclays 2016 Value Chain Progress: Building Inventory Across 137 Fields 22 Legacy Field Review - Paloma • Technical reevaluation doubled OOIP estimate • Analog field performance • Applying new technology and thinking to generate new opportunities Delineation - Pleito • Grew production since acquisition • Applying reservoir learnings • Targeting additional zones Development – Kern Front • Production ramp drives cash flows • Repeatability of operations & techniques • Low base decline 0 10 20 30 40 50 60 70 80 90 100 0 500 1,000 1,500 2,000 2,500 3,000 3,500 4,000 4,500 A ct iv e P ro d u ce r Co u n t G ro ss A vg M o n th ly R at e (B o e/ d ) Pleito Production Boepd Well Count 0 2,000 4,000 6,000 8,000 10,000 12,000 14,000 G ro ss P ro d u ct io n R at e (B /d ) Steamflood Example: Kern Front Kern Front Paloma Pleito

Barclays 2016 Progressing Inventory to VCI Threshold 23 Economic Project Inventory Brent Marker Price ($/Bbl) 0 1,000 2,000 3,000 4,000 5,000 6,000 7,000 2015 2016 2015 2016 2015 2016 $40 $50 $60 Dri llin g an d W o rk o ver C ap ex ( $ M M ) VCI > 1.0 VCI > 1.3

Barclays 2016 Elk Hills Analog: Kettleman North Dome 24 • OOIP of 4 billion barrels, 14,000 Acres (2 mi. wide, 15 mi. long) • 1000’s of feet of stacked pay • Light oil – API > 36o • WI=100% and NRI=80% in KNDU • Modern formation evaluation, new wells, and workovers • Advancing the understanding and development potential • 7 stacked pay reservoirs • >5000 feet thick • Limited current production • Initial technical appraisal complete • Acquired 200 mi2 3D seismic survey in 2015 • Reinterpreted reservoirs and structure • Pilots that validated understanding • Implement development plan Bakersfield Elk Hills Lost Hills Relatively Steep SE Flank -4000 -6000 -8000 -10000 -12000 Temblor McA ams Upper Lower Zone I Zone II Zone III Zone IV Zone V SW NE Vaqueros Upper McAdams Gas Original Oil Band Temblor Primary Gas Caps Kreyenhagen Shale Prior Kr Wells 2014 Kr Well Rio Lobo seismic survey KNDU Field Boundary

Barclays 2016 NY00813G / 589203_1.WOR Sacramento Basin 14 MMBoe Proved Reserves 6 MBoe/d production San Joaquin Basin 451 MMBoe Proved Reserves 99 MBoe/d production Ventura Basin 47 MMBoe Proved Reserves 8 MBoe/d production Los Angeles Basin 132 MMBoe Proved Reserves 31 MBoe/d production  World-Class Resource Base: Large inventory of assets across basins and drive mechanisms that provide strong returns through the commodity price cycle  Exceptional Operating Control: High level of operating control favorably positions CRC to capitalize on a strengthening commodity market  Stable Base: Diverse and stable assets enable a predictable production profile with low base declines  Focused and Experienced Management Team: Proactive executive team that swiftly executes strategic objectives Poised to Take Advantage of a Commodity Price Recovery Reserves as of 12/31/15; Production figures reflect average 1H 2016 rates. 25

Barclays 2016 California Resources Corporation Appendix 26

Barclays 2016 Pro forma as of 6/30/16 to reflect the term loan transactions and the tender offers ($MM) $18 $449 $1,000 $195 $149 $2,250 212 $0 $500 $1,000 $1,500 $2,000 $2,500 Ja n -1 6 Ju l-1 6 Ja n -1 7 Ju l-1 7 Ja n -1 8 Ju l-1 8 Ja n -1 9 Ju l-1 9 Ja n -2 0 Ju l-2 0 Ja n -2 1 Ju l-2 1 Ja n -2 2 Ju l-2 2 Ja n -2 3 Ju l-2 3 Ja n -2 4 Ju l-2 4 Term Loans Senior Notes Pro Forma Debt Maturities ($MM) as of 6/30/16 Continued Progress on Balance Sheet • Deleveraging is a priority, over $1.4 billion decrease to date from post-spin peak. • $625 million net reduction from cash tender for bonds with 1LSO term loan • $80 million equity for debt exchange of 5.5% and 6% bonds • Utilized cash flow and 1LSO term loan proceeds to make payments on 1L term loan 1 Effective May 2, 2016 the borrowing base under our Credit Facilities was $2.3 billion. As of June 30, after the pro forma effect of the 5th amendment, we had the ability to incur total borrowings under the RCF of $1.4 billion less outstanding amounts (or approximately $460MM) subject to compliance with our quarterly financial covenants. 2 PV-10 as of 12/31/15 based on SEC five-year rule applied to PUDs using SEC price deck. See Appendix for reconciliation to GAAP. 3 Reserves as of 12/31/15. 4 1H 2016 average production of 140 mboe/d. 1st Lien Secured RCF1 821 1st Lien Secured Term Loan (1L) 689 1st Lien Second Out Term Loan (1LSO) 1,000 Senior 2nd Lien Notes 2,250 Senior Unsecured Notes 556 Total Debt 5,316 Less cash (2) Total Net Debt 5,314 Equity (1,045) Total Net Capitalization 4,269 Total Net Debt / Total Net Capitalization 124% Total Net Debt / LTM Adjusted EBITDAX 7.4x LTM Adjusted EBITDAX / Interest Expense 2.0x PV-102 / Total Net Debt 1.0x Total Net Debt / Proved Reserves3 ($/Boe) $8.25 Total Net Debt / PD Res rves3 ($/Boe) $11.05 Total Net Debt / Production4 ($/Boepd) $37,957 27

Barclays 2016 Opportunistically Built Oil Hedge Portfolio* • Hedge book started at zero post spin; we target hedges on 50% of oil production • Strategy focuses on protecting cash flow for capital investments and covenant compliance; delivered $75 million of protection in 1H 2016. Q3 2016 Q4 2016 Q1 2017 Q2 2017 Q3 2017 Q4 2017 1Q 2018 2Q 2018 3Q 2018 4Q 2018 Calls Barrels per Day 19,000 25,000 12,100 5,000 10,000 15,000 24,500 21,400 20,000 20,000 Wtd Avg Ceiling Price per Barrel $55.08 $53.62 $56.37 $55.05 $56.15 $56.12 $57.86 $58.21 $58.43 $58.43 Puts Barrels per Day 28,000 3,000 12,100 5,000 Wtd Avg Floor Price per Barrel $50.65 $50.00 $50.00 $50.00 Swap Barrels per Day 1,000 39,000 10,000** 10,000** 10,000** 10,000** Wtd Avg Price per Barrel $61.25 $49.71 $55.46 $55.46 $55.46 $55.46 28 * Prices are based off of Brent. Positions as of August 23, 2016. ** Positions do not reflect counterparty options to increase contracts by up to 10,000 b/d.

Barclays 2016 CRC - Leading California Producer California Pure-Play Top California Producers in 2015* • An independent E&P company spun off by Occidental  Focused on high-return assets in California • Largest private mineral acreage-holder, with 2.4 million net acres1  ~60% of total net mineral interests position held in fee1 • Conventional and unconventional opportunities  Primary production  Waterfloods & gas injection  Steam / EOR • Substantial base of Proved Reserves1  644 MMBoe (75% PD, 72% oil, 81% liquids)  PV-10 of $5.1 billion (SEC 5 year rule applied to PUDs) 1 As of 12/31/2015. *Gross operated production from DOGGR data for 2015 full year average. 29 0 50 100 150 200 250 300 G ro ss O p era te d M b o e/ d Growth of Top California Producers 196 161 134 35 34 - 20 40 60 80 100 120 140 160 180 200 CRC Chevron USA Aera Energy Freeport McMoRan LINN Energy G ro ss O p era te d M b o e/ d Aera Chevron CRC

Barclays 2016 0 20 40 60 80 100 120 140 1998 2000 2002 2004 2006 2008 2010 2012 2014 N et MB o e/ d • CRC’s flagship asset, a 100 year-old field with exploration opportunities • Large fee property with multiple stacked reservoirs • Light oil from conventional and unconventional production • Largest gas and NGL producing field in CA, one of the largest fields in the continental U.S.1, >3,000 producing wells • 7.8 billion barrels OOIP2 and cumulative production of over 2.5 billion Boe • 1H 2016 avg. net production of 57 MBoe/d (40% of total production) • Less than a third of our operating costs are fixed3 • 540 MMcf/d processing capacity through 3 gas plants (including California’s largest) • 2 CO2 removal plants • Over 4,200 miles of gathering lines • 45 MW cogeneration plant • 550 MW power plant Overview Comprehensive Infrastructure Field Map Production History 1 DOGGR data and U.S. Energy Information Administration. Elk Hills Buena Vista RR Gap Elk Hills Area - Overview 2 Information based on CRC internal estimates; includes shales which are not considered in most older, publicly available estimates. 30 3 See End Notes for more information.

Los Angeles Basin

Overview

- Large, world-class basin with thick deposits
- Kitchen is the entire basin, hydrocarbons did not migrate laterally; basin depth (>30,000 ft)
- ~10 billion barrels OOIP in CRC fields[1]
- Most significant discoveries date to the 1920s – past exploration focused on seeps & surface expressions
- Very few deep wells (> 10,000 ft) ever drilled
- Focus on urban, mature waterfloods, with generally low technical risk and proven repeatable technology across huge OOIP fields

Key Assets

- 1H 2016 average net production of 31 MBoe/d (98% oil)
- Over 20,000 net acres
- Major properties are world class coastal developments of Wilmington and Huntington Beach

Basin Map



-Legend-
CRC Land
Oil Fields
Gas Fields
Wilmington
Huntington Beach

[1] Information based on CRC internal estimates; includes shales which are not considered in most older, publicly available estimates.

31 Barclays 2016

CALIFORNIA RESOURCES CORPORATION

Barclays 2016 - 50 100 150 200 250 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 M M B o e Net Proved Reserves Production to Date Overview Field Map Proved Reserves & Cumulative Production Structure Map & Acquisition History * • CRC’s flagship coastal asset: acquired in 2000 • Field discovered in 1932; 3rd largest field in the U.S. • Over 7 billion barrels OOIP (34% recovered to date)1 • Depths 2,000’ – 10,000’ (TVDSS) • 1H 2016 avg. production of 33 MBoe/d (gross) • Over 8,000 wells drilled to date • Less than a third of our operating costs are fixed2 • PSC (Working Interest and NRI vary by contract) • CRC partnering with State and City of Long Beach *Proved reserves prior to 2009 represent previously effective SEC methodology. Proved reserves for 2009 – 2015 are based on current SEC reserve methodology and SEC pricing. 1 Information based on CRC internal estimates; includes shales which are not considered in most older, publicly available estimates. Tidelands Acquired: 2006 Belmont Offshore Acquired: 2003 Long Beach Unit Acquired: 2000 Pico Properties Acquired: 2008 Wilmington Field - Overview 32 2 See End Notes for more information.

Ventura Basin

Overview

- Estimated ~3.5 billion barrels OOIP in CRC fields[1]
- Operate 29 fields (about 40% of basin)
- ~300,000 net acres
- Multiple source rocks: Miocene (Monterey and Rincon Formations), Eocene (Anita and Cozy Dell Formations)

Key Assets

- 1H 2016 average net production of 8 MBoe/d (69% oil)
- In 2013, shot 10 mi^2 of 3D Seismic
  - > First 3D seismic acquired by any company in the basin

Waterflood Potential[2]

- CRC has four early stage waterfloods
- Ventura Avenue Field analog has >30% RF
- CRC fields have 3.5 Bn Boe in place at 14% RF

Basin Map



Ojai
Tapo Ridge
Del Valle
Honor Rancho
Torrey Canyon
Bardsdale
Oak Ridge
Newhall-Portrero
Saticoy
Shiells Canyon
Santa Susana
Rincon
South Mountain
Big Mountain
Tapo Canyon S.
San Miguelito
Oak Park
West Montalvo
Oxnard
CRC Waterflood Fields
Aera Waterflood
CRC Primary Production Fields

[1] Information based on CRC internal estimates; includes shales which are not considered in most older, publicly available estimates
[2] Source: USGS

33 Barclays 2016

CALIFORNIA RESOURCES CORPORATION

Barclays 2016 Sacramento Basin • Exploration started in 1918 and focused on seeps and topographic highs. In the 1970s the use of multifold 2D seismic led to largest discoveries • Cretaceous Starkey, Winters, Forbes, Kione, and the Eocene Domengine sands • Most current production is less than 10,000 feet • 3D seismic surveys in mid 1990s helped define trapping mechanisms and reservoir geometries • CRC has 53 active fields (consolidated into 35 operating areas where we have facilities) • 1H 2016 average net production of 6 MBoe/d (100% dry gas) • Produce 85% of basin gas with synergies of scale • Price and volume opportunity Overview Key Assets Basin Map 34

Barclays 2016 Recovery Factors for Discovered Fields¹ 9 40 0 5 10 15 20 25 30 35 40 45 Cum Recovered to Date Remaining 3P + Contingent RF + 10% RF + 15% RF + 20% Original in Place Billion Boe 1 Does not include undiscovered unconventional resource potential. • In place volumes of ~40 billion Boe at low recovery factor (22%) to date • Conventional “value chain” approach to life of field development • Unconventional success with attractive upside positioning • Untapped opportunities to apply technology advances to California • Good return projects that can withstand a variety of price environments Large in Place Volumes with Significant Upside for CRC 35

Barclays 2016 A Net Water Supplier • CRC’s delivery of reclaimed produced water to agriculture in 2015 exceeded the amount of fresh water we purchased by nearly 1 billion gallons • We expedited the North Kern Drought Relief project in 2015, achieving a 30% increase in our water supply to agriculture • We recycled approximately 77% of our produced water in improved or enhanced recovery operations in 2015 • We reduced our purchased fresh water volume by over 11% in 2015 94% 3% 3% WATER MANAGED IN CRC’s OPERATIONS Produced Water Fresh Water Non-Fresh Water In 2015, CRC’s steamflood operations supplied more than 2.6 billion gallons – over 8,100 acre-feet – of water for irrigation This preserves fresh water for other beneficial uses, equivalent to the needs of approximately 17,800 families per year 36 CRC’s operations in Long Beach use recycled water for 99.5% of their total water use

Barclays 2016 End Notes: 37 (1) Our total production costs consist of variable costs that tend to vary depending on production levels, and fixed costs that typically do not vary with changes in production levels or well counts, especially in the short term. The substantial majority of our near-term fixed costs become variable over the longer term because we manage them based on the field’s stage of life and operating characteristics. For example, portions of labor and material costs, energy, workovers and maintenance expenditures correlate to well count, production and activity levels. Portions of these same costs can be relatively fixed over the near term; however, they are managed down as fields mature in a manner that correlates to production and commodity price levels. While a certain amount of costs for facilities, surface support, surveillance and related maintenance can be regarded as fixed in the early phases of a program, as the production from a certain area matures, well count increases and daily per well production drops, such support costs can be reduced and consolidated over a larger number of wells, reducing costs per operating well. Further, many of our other costs, such as property taxes and oilfield services, are variable and will respond to activity levels and tend to correlate with commodity prices. Overall, we believe less than one-third of our operating costs are fixed over the life cycle of our fields. We actively manage our fields to optimize production and costs. If we see growth in a field we increase capacities, and similarly if a field neared the end of its economic life we would manage the costs while it remains economically viable to produce. (2) Determination of Identified Drilling Locations Proven Drilling Locations – We use production data and experience gained from our development programs to identify and prioritize this proven drilling inventory. These drilling locations are included in our inventory only after they have been evaluated technically and are deemed to have a high likelihood of being drilled within a five-year time frame. As a result of rigorous technical evaluation of geologic and engineering data, it can be estimated with reasonable certainty that reserves from these locations will be commercially recoverable in accordance with SEC guidelines. Management considers the availability of local infrastructure, drilling support assets, state and local regulations and other factors it deems relevant in determining such locations. Unproven Drilling Locations – We have also identified drilling locations that are not associated with proved undeveloped reserves but are specifically identified on a field-by-field basis considering the applicable geologic, engineering and production data. We analyze past field development practices and identify analogous drilling opportunities taking into consideration historical production performance, estimated drilling and completion costs, spacing and other performance factors. These drilling locations primarily include (i) infill drilling locations, (ii) additional locations due to field extensions or (iii) potential IOR and EOR project expansions, some of which are currently in the pilot phase across our properties, but have yet to be moved to the proven category. We believe the assumptions and data used to estimate these drilling locations are consistent with established industry practices with well spacing selected based on the type of recovery process we are using. Exploration Drilling Locations – Our portfolio of prospective drilling locations contains unrisked exploration drilling locations that are located in proven formations, the majority of which are located near existing producing fields. We use internally generated information and proprietary models consisting of data from analog plays, 3D seismic data, open hole and mud log data, cores, and reservoir engineering data to help define the extent of the targeted intervals and the potential ability of such intervals to produce commercial quantities of hydrocarbons. Information used to identify exploration locations includes both our own proprietary as well as industry data available in the public domain. After defining the reservoir target area, we identified our exploration drilling locations within the applicable intervals by applying the well spacing we have historically utilized for the applicable type of recovery process used. Prospective Resource Drilling Locations – We have unrisked prospective resource drilling locations identified in the lower Monterey, Kreyenhagen, and Moreno resource plays based on screening criteria that contain geologic and economic considerations and very limited production information. Prospective play areas are defined by geologic data consisting of well cuttings, hydrocarbon shows, open-hole well logs, geochemical data, available 3D or 2D seismic data and formation pressure data where available. Information used to identify our prospective locations includes both our own proprietary data, as well as industry, data available in the public domain. Prospective resource drilling locations were based on an assumption of 80-acre spacing per well throughout the prospective area for each resource play.

Barclays 2016 Non-GAAP Reconciliation for Adjusted EBITDAX For the Second Quarter Ended June 30, For the Six Months Ended June 30, ($ in millions) 2016 2015 2016 2015 Net loss ($140) ($68) ($190) ($168) Interest and debt expense 74 83 148 162 Income taxes benefit - (46) (78) (115) Depreciation, depletion and amortization 138 251 285 504 Exploration expense 5 7 10 24 Adjusted income items(a) 68 28 81 33 Other non-cash items 15 15 28 28 Adjusted EBITDAX $160 $270 $284 $468 Net cash (used) provided by operating activities ($71) $117 $44 $232 Cash Interest 132 95 180 149 Exploration expenditures 5 6 10 17 Other changes in operating assets and liabilities 92 51 41 67 Plant turnaround and other costs 2 1 9 3 Adjusted EBITDAX $160 $270 $284 $468 38 (a) For 2016, includes non-cash losses on outstanding hedges, severance and other employee-related costs, plant turnaround costs, gain on retirement of notes and gain from the sale of assets. For 2015, includes non-cash losses on outstanding hedges, severance and other employee-related costs and rig termination costs.

Barclays 2016 Non-GAAP Reconciliation for PV-10 ($ in millions) At December 31, 2015 PV-10 of Proved Reserves $5,059 Present value of future income taxes discounted at 10% (1,035) Standardized Measure of Discounted Future Net Cash Flows $4,024 PV-10 is a non-GAAP financial measure and represents the year-end present value of estimated future cash inflows from proved oil and natural gas reserves, less future development and production costs, discounted at 10% per annum to reflect the timing of future cash flows and using SEC prescribed pricing assumptions for the period. PV-10 differs from Standardized Measure because Standardized Measure includes the effects of future income taxes on future net cash flows. Neither PV-10 nor Standardized Measure should be construed as the fair value of our oil and natural gas reserves. PV-10 and Standardized Measure are used by the industry and by our management as an asset value measure to compare against our past reserves bases and the reserves bases of other business entities because the pricing, cost environment and discount assumptions are prescribed by the SEC and are comparable. PV-10 further facilitates the comparisons to other companies as it is not dependent on the tax paying status of the entity. 39